Exhibit 99.1

OUR NAME IS OUR MISSION. ServisFirst Bancshares, Inc. NASDAQ: SFBS 2014 U.S. BANK CONFERENCE September 3, 2014

September 2014 Forward Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In addition, ServisFirst Bancshares, Inc . may file or furnish documents with the Securities and Exchange Commission which contain forward - looking statements and management may make forward - looking statements orally to analysts, investors, representatives of the media and others . These statements are based on the current beliefs and expectations of ServisFirst Bancshares, Inc . ’s management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Factors that could cause ServisFirst Bancshares, Inc . ’s actual results to differ materially from those described in the forward - looking statements can be found in ServisFirst Bancshares, Inc . ’s Annual Report on Form 10 - K/A for the year ended December 31 , 2013 , and Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2014 and June 30 , 2014 , which have been filed with the Securities and Exchange Commission and which are available on ServisFirst Bancshares, Inc . ’s website (www . servisfirstbank . com), and on the Securities and Exchange Commission’s website ( www . sec . gov ) . ServisFirst Bancshares, Inc . does not undertake to update the forward - looking statements to reflect the impact of circumstances or events that may arise after the date of the forward - looking statements . ▪ Non - GAAP Financial Measures The presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . | 2 OUR NAME IS OUR MISSION.

Overview of ServisFirst Bancshares, Inc. OUR NAME IS OUR MISSION.

ServisFirst at a Glance

Servis1st Bank
OUR NAME IS OUR MISSION.

Overview

- Founded in 2005 in Birmingham, AL
- Single bank BHC

High-Performing Metropolitan Commercial Bank (1)

- Total Assets: $3.8 billion
- Tangible Equity (2): $380 million (3)
- Core ROAA (4): 1.41%
- Core Efficiency Ratio (4): 39.24%

High Growth Coupled with Pristine Credit Metrics (5)

- Gross Loans CAGR: 24%
- Total Deposits CAGR: 24%
- Net Income for Common CAGR: 43%
- Diluted EPS CAGR: 34%
- NPAs / assets (1): 0.53%
- NPLs / loans (1): 0.43%

(1) As of June 30, 2014
(2) Non-GAAP financial measures. "Tangible Equity" is not a measure of financial performance recognized by generally accepted accounting principles in the United States, or GAAP. However, because the Company has no intangible assets, there is no reconciliation of these non-GAAP financial measures.
(3) Inclusive of $40 million SBLF
(4) Core measures exclude non-routine expenses in the six month period ending June 30, 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included on page 32 of this presentation.
(5) 5-year compounded annual growth rate calculated from December 31, 2008 to December 31, 2013

September 2014 | 4

September 2014 Our Business Strategy 1. Simple business model • Loans and deposits are primary drivers, not ancillary services 2. Limited branch footprint • T echnology provides efficiency 3. Big bank products and bankers • With the style of service and delivery of a community bank 4. Core deposit focus coupled with C&I lending emphasis 5. Scalable, decentralized b usiness model • R egional CEOs drive revenue 6. Opportunistic expansion, attractive geographies • T eams of the best bankers in each metropolitan market | 5 OUR NAME IS OUR MISSION.

September 2014 Milestones | 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011 and $3 billion in 2013, all through organic growth May ’05: Founded in Birmingham, AL June ’07 : Montgomery , AL March ’11: Correspondent B anking April ’13: Mobile , AL May ’14 : NASDAQ listed August ’06 : Huntsville , AL September ’08 : Dothan , AL April ’11 : Pensacola , FL April ’13 : Nashville , TN LPO 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

September 2014 Our Footprint | 7 OUR NAME IS OUR MISSION. ServisFirst Branches (12) Nashville LPO Houston Dallas New Orleans Mobile Pensacola Huntsville Birmingham Montgomery Atlanta Dothan Tallahassee Jacksonville Nashville Tampa Bay Little Rock Greenville Charleston Chattanooga Jackson Memphis Knoxville Charlotte

September 2014 Our Markets | 8 OUR NAME IS OUR MISSION. (1) Represents metropolitan statistical areas (MSAs ) (2) As reported by the FDIC; as of 6/30/2013 (3) Opened in July 2012 as a loan production office; converted to a full service branch in April 2013 (4) Opened as a loan production office Total Market Market Total Deposits (2) Share (2) Market (1) Branches ($ in billions) (%) Alabama Birmingham-Hoover 3 $ 30.2 4.0% Huntsville 2 6.8 8.0% Montgomery 2 7.8 4.8% Dothan 2 2.9 11.3% Mobile (3) 1 6.0 0.3% Florida Pensacola-Ferry Pass-Brent 2 4.6 4.4% Tennessee Nashville (4) -- 40.8 -- Total 12 $ 99.2

September 2014 Opportunistic Expansion ▪ Our version of “M&A” – Organic strategy provides significant growth with no creation of goodwill ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in deposits within 5 years – Best bankers in growing markets ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid market commercial customers that have been neglected by or pushed down to branch personnel of national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts – Receiving calls regarding acquisition opportunities | 9 OUR NAME IS OUR MISSION.

September 2014 Our Business Model ▪ “Loan making and deposit taking ” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light ”, with $263 million (1) average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 44.6% of gross loans (1) – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers | 10 OUR NAME IS OUR MISSION. (1) As of June 30, 2014

September 2014 Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions ▪ Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition | 11 OUR NAME IS OUR MISSION.

September 2014 Correspondent Banking OUR NAME IS OUR MISSION. | 12 Correspondent bank to approximately 175 community banks 6/30/2013 # of Accts Balance Avg Acct Bal Total Relationships 129 222,514 Fed Funds Purchased 175,475 1.36MM Deposit Accounts 47,039 0.37MM 6/30/2014 # of Accts Balance Avg Acct Bal Total Relationships 174 264,616 Fed Funds Purchased 181,070 1.05MM Deposit Accounts 83,546 0.49MM

September 2014 Correspondent Banking Footprint July 2014 | 13 Correspondent Relationships Correspondent Prospects Settlement Services Program [16 ] Agent Bank Card Program [26 ]

September 2014 Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 58 years old | 14 OUR NAME IS OUR MISSION. William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 59 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 57 years old Don Owens SVP and Chief Credit Officer ▪ Previously Senior Vice President and Senior Loan Administrator, BBVA - Compass ▪ 62 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 56 years old ▪ Executive officers and Board of Directors own 14.2% of fully - diluted shares ▪ Five regional CEOs, all industry veterans with significant years of experience

OUR NAME IS OUR MISSION. Financial Results

September 2014 $968 $1,207 $1,395 $1,831 $2,363 $2,859 2008 2009 2010 2011 2012 2013 Success Measures: Balance Sheet Growth | 16 OUR NAME IS OUR MISSION. $1,037 $1,432 $1,759 $2,144 $2,512 $3,020 2008 2009 2010 2011 2012 2013 5 - year CAGR = 24.2% 5 - year CAGR = 23.8% Gross Loans ($mm) Total Deposits ($mm) 2012 - 2013 growth = 20.2% ▪ Organic growth of gross loans and total deposits in the low to mid 20% range ▪ 5 - year CAGR of non - interest bearing deposits = 39.9% ▪ 5 - year CAGR of C&I loans = 31.4% 2012 - 2013 growth = 21.0%

September 2014 $1.31 $1.02 $2.84 $3.53 $4.99 $5.69 2008 2009 2010 2011 2012 2013 $7.0 $5.9 $17.4 $23.2 $34.0 $41.2 2008 2009 2010 2011 2012 2013 ▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets Success Measures: Income Growth | 17 OUR NAME IS OUR MISSION. 5 - year CAGR = 42.5% 5 - year CAGR = 34.1% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share 2012 - 2013 growth = 14.0% 2012 - 2013 growth = 21.0%

September 2014 ▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio Success Measures: Balance Sheet Makeup | 18 OUR NAME IS OUR MISSION. Deposit Mix (1) 0.40% Cost of Deposits (2) Loan Portfolio (1) 4.47% Yield on Loans (2) (1) As of June 30, 2014 (2) Average for the six months ended June 30, 2014 Time $100K + 11% Time Under $100K 2% Savings 1% Noninterest 23% Interest bearing checking 63% C&I, 45% Owner Occupied CRE, 23% 1 - 4 Family, 10% Non Owner Occupied CRE, 15% C&D, 6% Consumer, 2%

Loan Growth by MSA

Servis1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands MSA	12/31/2013	6/30/2014	YTD Growth by Market	% of Growth
Birmingham-Hoover, AL MSA	$ 1,438,126	$ 1,537,411	$ 99,285	50.9%
Huntsville, AL MSA	$ 419,753	$ 434,912	$ 15,160	7.8%
Dothan, AL MSA	$ 361,463	$ 377,904	$ 16,442	8.4%
Montgomery, AL MSA	$ 295,601	$ 300,451	$ 4,850	2.5%
Mobile, AL MSA	$ 87,974	$ 123,310	$ 35,336	18.1%
Total Alabama MSAs	$ 2,602,917	$ 2,773,989	$ 171,072	87.7%
Pensacola, FL MSA	$ 213,324	$ 216,408	$ 3,085	1.6%
Nashville, TN MSA	$ 42,628	$ 63,592	$ 20,964	10.7%
	$ 2,858,868	$ 3,053,989	$ 195,121	100.0%

September 2014 | 19

September 2014 Loan Growth by Type OUR NAME IS OUR MISSION. | 20 Loan Type (dollars in thousands) 12/31/2013 6/30/2014 1,278,649$ 1,362,757$ 84,108$ 43.10% 151,868$ 178,033$ 26,165$ 13.41% Owner-Occupied Commercial 710,372$ 708,294$ (2,078)$ -1.06% 1-4 Family Mortgage 278,621$ 296,220$ 17,599$ 9.02% Other Mortgage 391,396$ 457,845$ 66,449$ 34.06% Subtotal: Real Estate - Mortgage 1,380,389$ 1,462,359$ 81,970$ 42.02% 47,962$ 50,840$ 2,878$ 1.47% Total Loans 2,858,868$ 3,053,989$ 195,121$ 100.00% YTD Growth by Loan % of Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real estate - Construction Consumer

September 2014 ▪ Strong loan growth while maintaining asset quality discipline Success Measures: Credit Quality | 21 OUR NAME IS OUR MISSION. Allowance for Loan Losses / Total Loans Net Charge Offs / Avg. Gross Loans Non - Performing Assets / Total Assets Non - Performing Loans / Gross Loans 1.57% 1.10% 1.06% 0.69% 0.64% 0.53% 2009 2010 2011 2012 2013 6/30/2014 1.01% 1.03% 0.75% 0.44% 0.34% 0.43% 2009 2010 2011 2012 2013 6/30/2014 0.60% 0.55% 0.32% 0.24% 0.33% 0.17% 2009 2010 2011 2012 2013 6/30/2014 1.23% 1.30% 1.20% 1.11% 1.07% 1.08% 2009 2010 2011 2012 2013 6/30/2014

September 2014 ▪ Consistent earnings results and strong momentum Success Measures: Profitability Metrics | 22 OUR NAME IS OUR MISSION. Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin (1) Core measures exclude non - routine expenses in the six month period ending June 30, 2014 resulting from a correction of our accou nting for vested stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "G AAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 32 of this presentation. 0.43% 1.04% 1.11% 1.30% 1.31% 1.41% 2009 2010 2011 2012 2013 YTD 6/30/2014 6.33% 15.86% 14.73% 15.81% 15.54% 15.45% 2009 2010 2011 2012 2013 YTD 6/30/2014 6.33% 15.86% 17.01% 19.41% 18.30% 16.70% 2009 2010 2011 2012 2013 YTD 6/30/2014 3.31% 3.94% 3.79% 3.80% 3.80% 3.76% 2009 2010 2011 2012 2013 YTD 6/30/2014

September 2014 ▪ Our operating structure and business strategy enable efficient, profitable growth Success Measures: Efficiency | 23 OUR NAME IS OUR MISSION. Core Efficiency Ratio (1) and Core Noninterest Expense / Average Assets (1) (1) (1) 59.93% 45.51% 45.54% 41.54% 38.78% 39.24% 2.10% 1.85% 1.79% 1.64% 1.51% 1.51% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 Q2'2014 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Core Efficiency Ratio Core Non-interest Expense / Average Assets (1) Core measures exclude non - routine expenses in the six month period ending June 30, 2014 resulting from a correction of our accou nting for vested stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Mana gement Explanation of Non - GAAP Financial Measures" included on page 32 of this presentation.

September 2014 Well Positioned for Rising Interest Rates | 24 OUR NAME IS OUR MISSION. Change in Net Interest Income Scenario Based on parallel shift in yield curve and a static balance sheet Variable - rate Loans 53% of loans are variable rate Deposit Mix 23% of deposits are held in non - interest bearing demand deposit accounts (0.49%) 0.63% 1.92% 3.51% 7.17% 10.60% (4.00%) (2.00%) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% Up 100 bps Up 200 bps Up 300 bps Year 1 Year 2

Appendix OUR NAME IS OUR MISSION.

September 2014 Our Markets: Centers for Continued Growth Birmingham, AL ▪ Key Industries: Metals manufacturing, finance , insurance and healthcare services and distribution ▪ Key Employers: Protective Life, HealthSouth Corporation, Vulcan Materials Company, AT&T, and The University of Alabama at Birmingham (UAB) ( Alabama’s largest employer) Huntsville, AL ▪ Key Industries: U.S. Government , commercial and university research ▪ Key Employers : U.S. Army/Redstone Arsenal, the Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Inc., Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin and Toyota Motor Manufacturing Montgomery, AL ▪ Key Industries : State of Alabama and U.S . Government, U.S. Air Force , automotive manufacturing ▪ Key Employers : Maxwell Gunter Air Force Base, Hyundai Motor Manufacturing Dothan, AL ▪ Key Industries : Agricultural trade, agriculture and agri - business ▪ Key Employers : Michelin, Pemco World Aviation, International Paper, Globe Motors and AAA Cooper Transportation | 26 OUR NAME IS OUR MISSION.

Our Markets:
Centers for Continued Growth (cont.)

Servis1st Bank
OUR NAME IS OUR MISSION.

Pensacola, FL

- *Key Industries:* Tourism, military, health services, and medical technology industries
- *Key Employers:* Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station; Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company (Southern Company), the University of West Florida, International Paper, Ascend Performance Materials (Solutia), GE Wind Energy, Armstrong World Industries and Wayne Dalton Corporation

Mobile, AL

- *Key Industries: Aircraft assembly, a*erospace, steel, ship building, maritime, retail, services, construction, medicine, and manufacturing
- *Key Employers:* Port of Mobile, Austal USA, Brookley Aeroplex, ThyseenKrupp, Infirmary Health Systems, Walmart, University of South Alabama, ST Aerospace Mobile, and EADS

Nashville, TN

- *Key Industries:* Manufacturing, healthcare, transportation and technology
- *Key Employers:* HCA Holdings, Nissan North America, Dollar General Corporation, Asurion and Community Health Systems

September 2014 | 27

September 2014 Tax Credit Partnership Investments The Bank has invested in three types of tax credit partnerships which provide loan opportunities and allow for the recognition of tax credits • New Market Tax Credit – designed to encourage private sector equity investments in low income communities • Low Income Housing Tax Credits – designed to encourage private sector investment in the development of affordable rental housing • Historical Tax Credits – designed to encourage the preservation and reuse of historic buildings | 28 OUR NAME IS OUR MISSION.

September 2014 Our Financial Performance: Key Operating and Performance Metrics | 29 OUR NAME IS OUR MISSION. Dollars in Millions Except per Share Amounts For the Year Ended December 31, 6 months Ended 2009 2010 2011 2012 2013 2014 Balance Sheet Total Assets $1,573 $1,935 $2,461 $2,906 $3,521 $3.763 Net Loans $1,192 $1,377 $1,809 $2,337 $2,828 $3,021 Deposits $1,432 $1,759 $2,144 $2,512 $3,020 $3,158 Loans / Deposits 84% 79% 85% 94% 95% 96% Total Equity $98 $117 $196 $233 $297 $380 Profitability Net Income $5.9 $17.4 $23.4 $34.4 $41.6 $23.3 Net Income Available to Common $5.9 $17.4 $23.2 $34.0 $41.2 $23.1 Core Net Income Available to Common (1) $5.9 $17.4 $23.2 $34.0 $41.2 $24.7 Core ROAA (1) 0.43% 1.04% 1.12% 1.31% 1.32% 1.41% Core ROAE (1) 6.33% 15.86% 14.86% 15.99% 15.70% 15.45% Core ROACE (1) 6.33% 15.86% 17.01% 19.41% 18.30% 16.70% Net Interest Margin 3.31% 3.94% 3.79% 3.80% 3.80% 3.76% Core Efficiency Ratio (1) 59.93% 45.51% 45.54% 41.54% 38.78% 39.24% Capital Adequacy Tangible Common Equity to Tangible Assets (2) 6.20% 6.05% 6.35% 6.65% 7.31% 9.04% Tier I Leverage Ratio 6.97% 7.77% 9.17% 8.43% 8.48% 10.32% Tier I Capital Ratio 8.89% 10.22% 11.39% 9.89% 10.00% 12.04% Total Risk-Based Capital Ratio 10.48% 11.82% 12.79% 11.78% 11.73% 13.74% Asset Quality NPAs / Assets 1.57% 1.10% 1.06% 0.69% 0.64% 0.53% NCOs / Average Loans 0.60% 0.55% 0.32% 0.24% 0.33% 0.17% Loan Loss Reserve / Gross Loans 1.24% 1.30% 1.20% 1.11% 1.07% 1.08% Per Share Information Common Shares Outstanding 16,540,446 16,582,446 17,796,546 18,806,436 22,050,036 24,749,436 Book Value per Share $5.90 $7.06 $8.78 $10.28 $11.67 $13.74 Tangible Book Value per Share (2) $5.90 $7.06 $8.78 $10.28 $11.67 $13.74 Diluted Earnings per Share $0.34 $0.95 $1.18 $1.66 $1.90 $0.97 (1) Core measures exclude non - routine expenses in the six month period ending June 30 , 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets . For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 32 of this presentation . (2) Non - GAAP financial measures . "Tangible Common E quity to total tangible Assets " and "Tangible Book value per Share " are not measures of financial performance recognized by generally accepted accounting principles in the United States, or GAAP ; However, because the Company has no intangible assets, there is no reconciliation of these non - GAAP financial measures .

September 2014 Our Financial Performance: Asset Quality | 30 OUR NAME IS OUR MISSION. Dollars in Thousands Year Ended December 31, Six Months Ended 2009 2010 2011 2012 2013 6/30/2014 Nonaccrual Loans: 1-4 Family 265 202 670 453 1,878 1,199 Owner-Occupied Commercial Real Estate 909 635 792 2,786 1,435 1,583 Other Real Estate Loans 615 -- 693 240 243 959 Commercial, Financial & Agricultural Real Estate 2,032 2,164 1,179 276 1,714 1,056 Construction 8,100 10,722 10,063 6,460 3,749 7,601 Consumer -- 624 375 135 602 795 Total Nonaccrual Loans 11,921 14,347 13,772 10,350 9,621 13,193 Total 90+ Days Past Due and Accruing 267 -- -- 8 115 -- Total Nonperforming Loans 12,188 14,347 13,772 10,358 9,736 13,193 Other Real Estate Owned and Repossessions 12,525 6,966 12,305 9,721 12,861 6,739 Total Nonperforming Assets 24,713 21,313 26,077 20,079 22,597 19,932 Troubled Debt Restructurings (Accruing): 1-4 Family -- -- -- 1,709 8,225 4,487 Owner-Occupied Commercial Real Estate 845 -- 2,785 3,121 -- -- Other Real Estate Loans -- -- 331 302 285 1,685 Commercial, Financial & Agricultural Real Estate -- 2,398 1,369 1,168 962 858 Construction -- -- -- 3,213 217 -- Consumer -- -- -- -- -- -- Total Troubled Debt Restructurings (Accruing) 845 2,398 4,485 9,513 9,689 7,030 Total Nonperforming Assets & Troubled Debt Restructurings (Accruing) 25,558 23,711 30,562 29,592 32,286 26,962 Total Nonperforming Loans to Total Loans 1.01% 1.03% 0.75% 0.44% 0.34% 0.43% Total Nonperforming Assets to Total Assets 1.57% 1.10% 1.06% 0.69% 0.64% 0.53% Total Nonperforming Assets and Troubled Debt Restructurings (Accruing) to Total Assets 1.62% 1.23% 1.24% 1.02% 0.92% 0.72%

September 2014 Our Financial Performance: Loan Loss Reserve and Charge - Offs | 31 OUR NAME IS OUR MISSION. Analysis of the Allowance for Loan Losses Dollars in Thousands                 Allowance for Loan Losses:                                 Beginning of Year   $ 10,602  $ 14,737  $ 18,077  $ 22,030  $ 26,258  $ 30,663 Charge-Offs:                                 Commercial, Financial and Agricultural     (2,616)   (1,667)   (1,096)   (1,106)   (1,932) (1,364) Real Estate - Construction     (3,322)   (3,488)   (2,594)   (3,088)   (4,829) (348) Real Estate - Mortgage:                                 Owner Occupied Commercial     -     (548)   -     (250)   (1,100) - 1-4 Family Mortgage     (522)   (1,227)   (1,096)   (311)   (941) (594) Other Mortgage     (9)   -     -     (99)   -   (300) Total Real Estate Mortgage     (531)   (1,775)   (1,096)   (660)   (2,041) (894) Consumer     (207)   (278)   (867)   (901)   (210) (76) Total Charge-Offs     (6,676)   (7,208)   (5,653)   (5,755)   (9,012) (2,682) Recoveries:                                 Commercial, Financial and Agricultural     -     97    361    125    66  46 Real Estate - Construction     108    53    180    58    296  188 Real Estate - Mortgage:                                 Owner Occupied Commercial     -     12    12    -     32  - 1-4 amily mortgage     3    20    -     692    4  5 Other Mortgage     -     -     -     -     -   9 Total Real Estate Mortgage     3    32    12    692    36  14 Consumer     15    16    81    8    11  3 Total Recoveries     126    198    634    883    409  251                                   Net Charge-Offs     (6,550)   (7,010)   (5,019)   (4,872)   (8,603) (2,431)                                   Provision for Loan Losses Charged to Expense     10,685    10,350    8,972    9,100    13,008  4,752                                   Allowance for Loan Losses at End of Period   $ 14,737  $ 18,077  $ 22,030  $ 26,258  $ 30,663  32,984                                   As a Percent of Year to Date Average Loans:                                 Net Charge-Offs     0.6%   0.55%   0.32%   0.24%   0.33% 0.17% Provision for Loan Losses     1%   0.81%   0.57%   0.45%   0.5% 0.32% Allowance for Loan Losses As a Percentage of:                                 Year-End Loans     1.24%   1.3%   1.2%   1.11%   1.07% 1.08% Year Ended December 31, 6 months ended 2009 2010 2011 2012 2013 6/30/2014

September 2014 GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures | 32 We recorded a non - routine expense of $ 703 , 000 for the first quarter of 2014 resulting from the correction of our accounting for vested stock options previously granted to members of our advisory boards in our Dothan, Huntsville and Montgomery, Alabama markets, and we recorded a non - routine expense of $ 1 . 8 million for the second quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our Mobile, Alabama and Pensacola, Florida markets . This change in accounting treatment is a non - cash item and does not impact our operating activities or cash from operations . The non - GAAP financial measures included in this presentation six months ended June 30 , 2014 are “core net income available to common stockholders,” “core diluted earnings per share,” “core return on average assets,” “core return on average equity,” “core return on average common equity,” “core efficiency ratio” and “core non - interest expense to average assets . ” Each of these seven core financial measures excludes the impact of the non - routine expenses attributable to the correction of our accounting for vested stock options . None of the other periods included in this presentation are affected by this correction . “Core net income available to common stockholders” is defined as net income, adjusted by the net effect of the non - routine expense, available to common stockholders . “Core diluted earnings per share” is defined as net income available to common stockholders, adjusted by the net effect of the non - routine expense, divided by weighted average diluted shares outstanding . “Core return on average assets” is defined as net income, adjusted by the net effect of the non - routine expense, divided by average total assets . “Core return of average equity” is defined as net income, adjusted by the net effect of the non - routine expense, divided by average equity . “Core return of average common equity” is defined as net income, adjusted by the net effect of the non - routine expense, divided by average common equity . “Core efficiency ratio” is defined as non - interest expense, adjusted by the effect of the non - routine expense, divided by the sum of net interest income plus non - interest income . “Core non - interest expense to average assets” is defined as non - interest expense, adjusted by the effect of the non - routine expense, divided by average assets . We believe these non - GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP ; however, we acknowledge that these non - GAAP financial measures have a number of limitations . As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non - GAAP financial measures that other companies, including those in our industry, use . The following reconciliation table provides a more detailed analysis of the non - GAAP financial measures for the six months ended June 30 , 2014 . Dollars are in thousands, except share and per share data .

September 2014 Our Financial Performance: GAAP Reconciliation OUR NAME IS OUR MISSION. | 33 Dollars in Thousands Six Months Ended 6/30/2014 Provisions for income taxes - GAAP 10,705$ Adjustments: Adjustments for tax on non-routine expense 865 Core provision for income taxes 11,570$ Net income available to common stockholders - GAAP 23,127$ Adjustments: Adjustments for net effect of non-routine expense 1,612 Core net income available to common stockholders 24,739$ Diluted earnings per share - GAAP 0.97$ Diluted weighted average shares outstanding 23,909,708 Core diluted earnings per share 1.03$ Return on average assets - GAAP 1.32% Net income - GAAP 23,343$ Adjustments: Adjustment for net effect of non-routine expense 1,612 Core net income 24,955$ Average assets 3,568,159$ Core return on average assets 1.41% Return on average equity - GAAP 14.45% Net income - GAAP 23,343$ Adjustments: Adjustment for net effect of non-routine expense 1,612 Core net income 24,955$ Average equity 325,816$ Core return on average equity 15.45% Return on average common equity - GAAP 15.61% Net income available to common stockholders - GAAP 23,127$ Adjustments: Adjustment for net effect of non-routine expense 1,612 Core net income available to common stockholders 24,739$ Average common equity 298,713$ Core return on average common equity 16.70% Efficiency ratio - GAAP 42.89% Non-interest expense - GAAP 29,140$ Adjustments: Adjustment for effect of non-routine expense 2,477 Core non-interest expense 26,663$ Core efficiency ratio 39.24% Non-interest expense to average assets - GAAP 1.65% Non-interest expense - GAAP 29,140$ Adjustments: Adjustment for effect of non-routine expense 2,477 Core non-interest expense 26,633$ Average assets 3,568,159$ Core non-interest expense to average assets 1.51%